UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 21, 2003


                             INTER-TEL, INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 0-10211


                Arizona                                         86-0220994
      (State or Other Jurisdiction                            I.R.S. Employer
            of Incorporation)                              Identification Number


          1615 S. 52ND Street
            Tempe, Arizona                                        85281
(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (480) 449-8900

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS

          Exhibit
          Number                          Description
          ------                          -----------
          99.1 Press release dated April 21, 2003 announcing pro-forma results for the fiscal quarter ended March 31, 2003, and comparing such results with the results for the quarter ended March 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The following information required to be disclosed pursuant to Item 12 - "Disclosure of Results of Operations and Financial Condition" is being furnished under Item 9 - "Regulation FD Disclosure" in accordance with the Securities and Exchange Commission's Final Rule Release No. 33-8216:

On April 21, 2003, Inter-Tel, Incorporated (the "Company") issued a press release announcing pro-forma results for the fiscal quarter ended March 31, 2003, and comparing such results with the results for the quarter ended March 31, 2002. In this release, the Company also indicated that it currently expects second quarter 2003 operating results to be an improvement over the first quarter of 2003, given that the first quarter is historically the Company's weakest quarter of any fiscal year. This press release is furnished as Exhibit
99.1 hereto.

In May 2001, Inter-Tel entered into an agreement to submit to binding arbitration a lawsuit we filed in 1996. The arbitration was completed in January 2002 and, as a result of the arbitration, Inter-Tel received a one-time gross cash award of $20 million in February 2002. Direct costs for attorney's fees, expert witness costs, arbitration costs and additional payments and expenses, totaled approximately $4.5 million in 2002, excluding income taxes, for a net award of approximately $15.5 million. The estimated net proceeds from this arbitration settlement were approximately $9.5 million after taxes, or $0.37 per diluted share for the year ended December 31, 2002.

USE OF NON-GAAP FINANCIAL INFORMATION

This one-time litigation settlement was a non-recurring, non-operating item included in our GAAP results. Our management believes that the presentation of our results on a non-GAAP basis to exclude proceeds we received from the litigation settlement provides investors a more meaningful basis of evaluating our performance for the first fiscal quarter of 2003, and for comparing our results with prior and subsequent periods.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTER-TEL, INCORPORATED


Dated: April 21, 2003                   By: /s/ Kurt R. Kneip
                                            ------------------------------------
                                            Kurt R. Kneip
                                            Chief Financial Officer

                                  EXHIBIT INDEX

     Exhibit
     Number
     ------

     99.1 Press release dated April 21, 2003 announcing the Company's pro-forma results for the fiscal quarter ended March 31, 2003, and comparing such results with the results for the quarter ended March 31, 2002.